Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies
Commitments and Contingencies

NOTE 9—Commitments and Contingencies

Hoover Tree Farm, LLC v. Goodrich Petroleum Company, LLC et al. On April 29, 2010 a state court in Caddo Parish, Louisiana, granted a judgment holding the Company solely responsible for the payment of $8.5 million in additional oil and gas lease bonus payments and related interest in an ongoing lawsuit involving the interpretation of a unique oil and gas lease provision. The lease provided for the payment of additional bonuses under certain circumstances in the event higher lease bonuses were paid by the Company, its successors or assigns, within the surrounding area. Without the Company's knowledge, one of the sub-lessees subject to the same lease paid substantially higher bonuses in the area. The Company believes that this ruling was improperly decided and, on July 8, 2010, filed a motion for suspensive appeal. The Company satisfied the requirements for posting a suspensive appeal bond by depositing $8.5 million in July 2010 with Iberia Bank in Shreveport, Louisiana for the account of the Clerk of Caddo Parish Court.

On July 9, 2010, the sub-lessee agreed to reimburse us for one half of any sums for which we may be cast in judgment in this lawsuit in any final non-appealable judgment, and further agreed to reimburse us for one half of the cash bond. We reduced our accrual by $4.2 million in the third quarter of 2010 and the remaining $4.3 million as of December 31, 2010 is reflected as "Operating Expenses—Other" in the Consolidated Statement of Operations.

In addition, we are party to other lawsuits arising in the normal course of business. We intend to defend these actions vigorously and believe, based on currently available information, that adverse results or judgments from such actions, if any, will not be material to our consolidated financial position or results of operations or liquidity.

The table below provides estimates of the timing of future payments that we are obligated to make based on agreements in place at December 31, 2010 (in thousands).

	Payment due by Period (2)
	Note	Total	2011	2012	2013	2014	2015 and After
Long term debt (1)	4	$393,500	$175,000	$—	$—	$218,500	$—
Interest on convertible senior notes	4	46,182	16,138	10,925	10,925	8,194	—
Office space leases	10	9,246	1,042	1,044	1,142	1,104	4,914
Office equipment leases	10	793	496	114	100	56	27
Drilling rigs & operations contracts	10	27,179	18,744	7,702	583	150	—

(1)	The $175.0 million 2026 Notes have a provision at the end of years 5, 10 and 15, for the investors to demand payment on these dates; the first such date is December 1, 2011. The $218.5 million 5.0% convertible senior notes have a provision by which on or after October 1, 2014, the Company may redeem all or a portion of the notes for cash, and the investors may require the Company to repurchase the notes on each of October 1, 2014, 2019 and 2024.
(2)	This table does not include the estimated liability for dismantlement, abandonment and restoration costs of oil and gas properties of $16.1 million. The Company records a separate liability for the fair value of this asset retirement obligation. See Note 3.

Operating Leases—We have commitments under an operating lease agreement for office space and office equipment leases. Total rent expense for the years ended December 31, 2010, 2009, and 2008, was approximately $1.1 million, $1.1 million and $0.9 million.

Drilling Contracts—We have three drilling rigs under contract as of December 31, 2010 of which two are scheduled to expire in 2011 and one is scheduled to expire in 2012.

Litigation —We are party to lawsuits arising in the normal course of business. We intend to defend these actions vigorously and believe, based on currently available information, that adverse results or judgments from such actions, if any, will not be material to our financial position or results of operations.